================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               MAXUS INCOME FUND
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

================================================================================

                               MAXUS INCOME FUND
                               MAXUS EQUITY FUND
                              MAXUS LAUREATE FUND

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held April 17, 1997

     The Annual Meeting of Shareholders of each Fund as noted above will be held at Executive Caterers, 6111 Landerhaven Drive, Mayfield Heights, Ohio at 6:30 p.m., local time, on Thursday, April 17, 1997 for the following purposes:

     1. To elect seven Trustees to hold office until the next Annual Meeting and until their respective successors have been duly elected and qualified.

     2. To ratify or reject the action taken by the Trustees in selecting McCurdy & Associates C.P.A.'s, Inc. as Auditors for the fiscal year ending December 31, 1997.

     3. To approve a change in one of the investment policies of Maxus Laureate Fund.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record as of the close of business on February 27, 1997 are entitled to vote at the meeting or any adjournment thereof.

                                          Robert W. Curtin,
                                          Secretary

Cleveland, Ohio
March   , 1997

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD (OR CARDS IF YOU OWN SHARES IN MORE THAN ONE
FUND). YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                PROXY STATEMENT

     The accompanying proxy (or proxies if you own shares in more than one fund) is solicited by the Trustees of Maxus Income Fund, Maxus Equity Fund and Maxus Laureate Fund (each a "Fund" and collectively the "Funds") for use at an Annual Meeting of Shareholders of the Funds, to be held jointly at Executive Caterers, 6111 Landerhaven Drive, Mayfield Heights, Ohio at 6:30 p.m., local time, on Thursday, April 17, 1997.

     Shareholders may vote only on matters which concern the Fund or Funds in which they hold shares. Shareholders of record as of the close of business on the record date, February 27, 1997, are entitled to vote at the Annual Meeting or any adjournment thereof. As of that date, there were issued and outstanding shares of beneficial interest of each Fund in the following amounts, each of which is entitled to one vote at the Annual Meeting: Maxus Income Fund, 3,172,608; Maxus Equity Fund, 2,513,431; and Maxus Laureate Fund, 314,656.

     This proxy statement and the accompanying proxy card(s) are being mailed to
shareholders on or about March   , 1997.

     THE FUNDS WILL FURNISH, WITHOUT CHARGE, A COPY OF THEIR 1996 ANNUAL REPORT TO ANY SHAREHOLDER WHO REQUESTS IT BY CONTACTING MS. LYNN SARALLI, MAXUS INVESTMENT GROUP, 28601 CHAGRIN BOULEVARD, CLEVELAND, OHIO 44122 (CALL TOLL-FREE 1-800-44-MAXUS).

1.   ELECTION OF TRUSTEES

     It is the intention of the persons named in the accompanying proxy card (or cards) to vote at the Annual Meeting for the election of the nominees named below as Trustees of each Fund to serve until the next Annual Meeting and until their successors are elected and qualified. Each such nominee has consented to being named herein and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies may vote for other persons in their discretion. A shareholder may instruct the persons named as proxies not to vote the shares represented by his proxy for any or all of the nominees for election.

INFORMATION CONCERNING NOMINEES

     The information concerning the nominees set forth in the following table is based in part on information received from the respective nominees and in part on the records of the Funds:

                                                                                 NUMBER AND
                                       PRINCIPAL OCCUPATION                 PERCENTAGE OF SHARES
      NAME AND POSITION               DURING PAST FIVE YEARS              BENEFICIALLY OWNED (1);
     WITH THE FUNDS (1)                      AND AGE                           DIRECTOR SINCE
-----------------------------  ------------------------------------  ----------------------------------
Richard A. Barone*             President of Maxus Securities Corp    Income: 71,636 (2.3%); 1985
Chairman                       (broker-dealer), Maxus Asset          Equity: 30,081 (1.2%); 1989
                               Management Inc. (investment adviser)  Laureate: 10,090 (3.2%); 1993 and Resource Management Inc.
                               (financial services); Age 55.
N. Lee Dietrich                Retired; formerly Vice President,     Income: 11,831 (2); 1989
Trustee                        Ohio Convenient Food Mart, Inc.; Age  Equity: 27,296 (1.1%); 1989
                               70.                                   Laureate: 13,545 (4.3%); 1993

Sanford A. Fox, D.D.S.         Endodontist; Age 59.                  Income: 360 (2); 1985
Trustee                                                              Equity: 15,643 (2); 1989
                                                                     Laureate: 118 (2); 1993

                                                                                 NUMBER AND
                                       PRINCIPAL OCCUPATION                 PERCENTAGE OF SHARES
      NAME AND POSITION               DURING PAST FIVE YEARS              BENEFICIALLY OWNED (1);
     WITH THE FUNDS (1)                      AND AGE                           DIRECTOR SINCE
-----------------------------  ------------------------------------  ----------------------------------
Burton D. Morgan               Chairman, Morgan Bank (Hudson,        Income: 9,548 (2); 1987
Trustee                        Ohio); President, Basic Search Inc.   Equity: 0; 1991
                               (venture capital); Chairman,          Laureate: 0; 1993
                               Multi-Color Corporation (printing);
                               Chairman, Morgan Funshares, Inc.
                               (mutual fund); Age 80.

Michael A. Rossi               Certified Public Accountant; Age 42.  Income: 0; 1989
Trustee                                                              Equity: 608 (2); 1990
                                                                     Laureate: 0; 1993

Robert A. Schenkelberg, Jr.*   President, Entrust Inc. (financial    Income: 0; 1986
Trustee                        planning); Age 52.                    Equity: 0; 1989
                                                                     Laureate: 0; 1993

*Mr. Barone is an "interested person" as defined by the Investment Company Act of 1940 (the "Act") of each Fund by reason of his relationship with Maxus Asset Management Inc., Maxus Securities Corp and Resource Management Inc. Mr. Schenkelberg may be deemed to be an "interested person" of each Fund by reason of the fact that his license as a securities salesman is held by Maxus Securities Corp.

(1) Shares beneficially owned as of February 27, 1997.

(2) Constitutes less than 1% of outstanding shares.

     As of February 27, 1997, all eight officers and Trustees as a group held the following numbers of shares (and percentages of outstanding shares) of each
Fund: Maxus Income Fund, 187,000 (5.9%); Maxus Equity Fund, 76,129 (3.0%) and Maxus Laureate Fund, 48,952 (15.6%).

     Four meetings of the Board of Trustees of each Fund were held during the fiscal year ended December 31, 1996. Each incumbent Trustee attended at least 75% of the meetings of the Board of Trustees during the fiscal year.

     None of the Funds has a standing audit committee or nominating committee of the Board of Trustees.

EXECUTIVE OFFICERS

     In addition to the Chairman of the Board (Mr. Barone), each Fund has the following executive officers:

NAME AND POSITION                            PRINCIPAL OCCUPATION DURING
WITH THE FUNDS (1)                             PAST FIVE YEARS AND AGE
------------------      ----------------------------------------------------------------------
James Onorato,          Vice President, Resource Management Inc.; Age 40.
Vice President

Robert W. Curtin,       Senior Vice President and Secretary, Maxus Securities Corp.; formerly
Secretary               Executive Vice President, Roulston & Company, Inc.; Age 52.

(1) Mr. Onorato has served since 1989 and Mr. Curtin has served since 1994.

COMPENSATION OF TRUSTEES

     During the fiscal year ended December 31, 1996, each Fund paid fees aggregating $1,500 to those of its Trustees who are not interested persons of Maxus Asset Management Inc. Each such Trustee receives a fee of $100 per Fund for each Board or shareholders' meeting he attends.

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

     The investments of each Fund are managed by Maxus Asset Management Inc. (the "Adviser") pursuant to an Investment Advisory and Administration Agreement (the "Agreement"). The Agreement provides that as compensation for its services to each Fund, the Adviser is entitled to receive from the Fund an annual fee of 1% of the first $150,000,000 of such Fund's average daily net asset value and 0.75% of average daily net asset value in excess of $150,000,000, payable monthly. The Adviser received management fees from each Fund for the fiscal year ended December 31, 1996, in the following amounts: Maxus Income Fund, $365,045; Maxus Equity Fund, $365,389; and Maxus Laureate Fund, $21,014.

     The Adviser is a wholly-owned subsidiary of Resource Management Inc. ("RMI"). Richard A. Barone, Chairman of each Fund, is the president and majority shareholder of RMI. Mr. Barone is the principal executive officer (president) and sole Director of the Adviser.

DISTRIBUTION PLAN AND DISTRIBUTION AGREEMENT

     Each Fund has a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan"), pursuant to which each Fund may bear the expenses of certain activities primarily intended to result in the sale of Fund shares to the public. Each Fund is also a party to a Distribution Agreement with MSC, pursuant to which MSC acts as the distributor for the shares of the Fund. MSC is a wholly-owned subsidiary of RMI, a corporation controlled by Richard A. Barone, Chairman of the Fund.

     Under the Plan, each Fund may expend as much as, but not more than, .50% of its average net assets annually pursuant to the Plan. Included in such amount are fees paid to certain persons for advising their clients regarding the purchase, sale or retention of Fund shares, sometimes referred to as "service fees", which can range up to .25% (on an annual basis) of the average total net asset value of Fund shares owned by the clients of such persons.

     Pursuant to the Distribution Agreement between each Fund and MSC, MSC has agreed to hold itself available to receive orders, satisfactory to MSC, for the purchase of the Fund's shares, to accept such orders on behalf of the Fund as of the time of receipt of such orders and to transmit such orders to the Fund's transfer agent as promptly as practicable. The Distribution Agreement (i) provides for the payment by the Fund to MSC of a distribution fee (the "Distribution Fee") of .25% of average net assets (payable without regard to the amount of expenses incurred by MSC) and (ii) authorizes MSC to make payments for activities and expenses permitted by the Plan, including the payment of service fees (subject to the .25% limit on service fees described above) and provides that the Fund shall reimburse MSC for such expenditures, in addition to payment of the Distribution Fee.

TRANSFER AGENCY, PORTFOLIO PRICING AND RELATED SERVICES

     Each Fund has entered into an Administration Agreement with Maxus Information Systems, Inc. ("MIS"), 28601 Chagrin Boulevard, Cleveland, Ohio 44122, pursuant to which MIS has agreed to act as each Fund's Transfer, Redemption and Dividend Disbursing Agent and as Administrator of Plans of the Fund. In addition, each Fund has entered into an Accounting Services Agreement with MIS, pursuant to which MIS has agreed to provide portfolio pricing and related services. MIS is a subsidiary of Resource Management Inc., the parent company of the Adviser. During the fiscal year ended December 31, 1996, the Funds paid MIS the following amounts under the Administration Agreement and the Accounting Services Agreement: Maxus Income Fund, $45,749; Maxus Equity Fund, $46,093; and Maxus Laureate Fund, $13,378.

2.   APPOINTMENT OF AUDITORS

     The Trustees of each Fund, including a majority of the Trustees who are not "interested persons" of each Fund, have selected McCurdy & Associates C.P.A.'s, Inc. to act as auditors for each Fund for the fiscal year ending December 31, 1997. McCurdy & Associates C.P.A.'s, Inc. has advised the Funds that it has no direct or indirect financial interest in any of the Funds. This selection is subject to the approval of the shareholders of each Fund at the Annual Meeting. The enclosed proxy card(s) provide space for instructions directing the proxies named therein to vote for or against ratification of the selection. A representative of McCurdy & Associates C.P.A.'s, Inc. is expected to be present at the Annual Meeting and will be available to respond to appropriate questions relating to the examination of each Fund's financial statements and will have an opportunity to make a statement if so desired.

3.   CHANGE IN INVESTMENT POLICY OF MAXUS LAUREATE FUND

     Maxus Laureate Fund ("Laureate Fund") has a fundamental investment policy under which Laureate Fund may not invest in securities of issuers which have a record of less than three years' continuous operation or which are subject to restrictions on disposition under the Securities Act of 1933 if, at the time of such purchase, more than 10% of its assets (taken at value) would be so invested. As a fundamental investment policy of Laureate Fund, this policy cannot be changed without approval by the holders of a majority of the outstanding voting securities of Laureate Fund.

     The Board of Trustees of Laureate Fund has proposed an amendment to this policy which would eliminate the restriction upon investment by Laureate Fund in issuers which have a record of less than three years continuous operation (the "unseasoned issuer restriction"). The policy would continue to provide that Laureate Fund may not invest in securities which are subject to restrictions on disposition under the Securities Act of 1933 if, at the time of such purchase, more than 10% of its assets (taken at value) would be so invested.

     The unseasoned issuer restriction originally was adopted by Laureate Fund to comply with securities regulations of the State of Ohio which required such restriction as a condition to qualifying the shares of Laureate Fund in Ohio. As a result of recent changes in the federal securities laws, a state is no longer permitted to impose such restrictions as a condition to qualifying the sale of mutual fund shares in such state.

     Now that the unseasoned issuer restriction is no longer required by state law, the Adviser has recommended removal of such restriction. As a result of the proliferation of mutual funds during the last several years, there are many mutual funds which have been in operation for less than three years. Many of these mutual funds would be considered appropriate investments for Laureate Fund were it not for the unseasoned issuer restriction. The unseasoned issuer restriction therefore prevents Laureate Fund from investing in the shares of many mutual funds which otherwise would be appropriate investments.

     Moreover, the Board of Trustees does not believe that an investment in a mutual fund having a shorter period of operation is inherently more risky than one with a longer period of operation. In evaluating the merits and risks of a mutual fund investment, factors such as the fund's investment objective and the expertise of its manager are far more important than the fund's period of operation.

     The affirmative vote of at least 67% of the shares of Laureate Fund represented at the meeting (if more than 50% of the outstanding shares entitled to vote are represented at the meeting) (or a majority of the outstanding shares of Laureate Fund, whichever is less), is required to approve this proposal.

     The Board of Trustees recommends that this proposal be approved by the shareholders of Laureate Fund.

BENEFICIAL OWNERSHIP

     As of February 27, 1997, the only person known by Maxus Income Fund to be the beneficial owner of more than 5% of the outstanding shares of such Fund was Select Restaurant Acquisitions Corp., 30050 Chagrin Boulevard, Pepper Pike, Ohio 44124, which owned 234,394 shares (7.4% of the outstanding shares) as of that date.

     As of February 27, 1997, no person was known by Maxus Equity Fund or Maxus Laureate Fund to be the beneficial owner of more than 5% of the outstanding shares of such Fund.

                                 OTHER MATTERS

     The Trustees know of no business to be brought before the meeting except as set forth above. If, however, any other matters properly come before the meeting, the persons named in the enclosed proxy card(s) intend to vote on such matters in accordance with their best judgment.

                             REVOCATION OF PROXIES

     Any person giving a proxy has power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Funds. In addition, a shareholder present at the meeting may withdraw his proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained therein. If no specification is made on a proxy, it will be voted for the election of Trustees and for ratification of the selection of the independent accountants.

                            SOLICITATION OF PROXIES

     Proxies will be solicited by mail and may also be solicited in person or by telephone by officers or Trustees of the Funds. The cost of preparing and mailing this statement and the accompanying proxy card(s) will be borne by the Funds.

     Although neither Ohio law nor the Declaration of Trust or By-laws of the Funds specifically provide for such matters, the policy and practice of each Fund is that (i) properly executed proxies that are marked "abstain" or are held in "street name" by brokers that are not voted on one or more proposals (if otherwise voted on at least one proposal) will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting, and (ii) abstentions and broker non-votes will not be treated as either a vote for or a vote against any of the proposals to which such abstention or broker non-vote applies.

                         PROPOSALS OF SECURITY HOLDERS

     Proposals of shareholders intended to be presented at the Annual Meeting of the Funds in 1998 must be received by the Funds no later than December 18, 1997 for inclusion in the Funds' proxy statement and form of proxy relating to that meeting. The mailing address of the Funds is 28601 Chagrin Boulevard, Cleveland, Ohio 44122.

                                          By order of the Trustees

                                          Robert W. Curtin,
                                          Secretary

March   , 1997

       PROXY                       MAXUS INCOME FUND                       PROXY

                   ANNUAL MEETING OF SHAREHOLDERS -- APRIL 17, 1997
                   THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES
           The undersigned hereby appoints Richard A. Barone and James Onorato, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Maxus Income Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at Executive Caterers, 6111 Landerhaven Drive, Mayfield Heights, Ohio on April 17, 1997 at 6:30 p.m. local time, and any adjournments thereof.

       (1) Election of Trustees: (Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

         RICHARD A. BARONE,  N. LEE DIETRICH,  SANFORD A. FOX, D.D.S.,  BURTON
           D. MORGAN, MICHAEL A. ROSSI,  ROBERT A. SCHENKELBERG, JR.

       (2) Proposal to ratify the selection of McCurdy & Associates C.P.A.'s, Inc., as auditors for the fiscal year ending December 31, 1997.

       (3) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including the election of any person as a Trustee if any of the nominees named above is unable to serve or for good cause unwilling to serve and matters incident to the conduct of the Annual Meeting.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
         HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS
                                     PROXY WILL BE
                  VOTED FOR PROPOSALS 1 AND 2. PLEASE VOTE PROMPTLY.
                      (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)

       MAXUS INCOME FUND    (CONTINUED FROM THE OTHER SIDE)

         (1) ELECTION OF TRUSTEES                (2) TO RATIFY THE SELECTION             (3) TO APPROVE A
             (Vote for all nominees except as        OF McCURDY & ASSOCIATES                 CHANGE IN
         indicated on reverse side.)                 C.P.A.'S, INC. AS AUDITORS              INVESTMENT POLICY
                         WITHHOLD
               FOR       AUTHORITY                   FOR        AGAINST      ABSTAIN         FOR        AGAINST      ABSTAIN
               [ ]          [ ]                      [ ]          [ ]          [ ]           [ ]          [ ]          [ ]


                                                                                         DO YOU PLAN TO ATTEND THE ANNUAL
                                                                                         MEETING

                                                                                         [ ] YES        [ ] NO



                                                                                          DATED:                   ,1997
                                                                                          ______________________________
                                                                                          ______________________________
                                                                                          (Signature of Shareholder(s))

                                                                                          Please sign exactly as
                                                                                          name appears in the box on
                                                                                          the left. When signing as
                                                                                          attorney, executor,
                                                                                          administrator, trustee or
                                                                                          guardian, please give your
                                                                                          title as such. If a
                                                                                          corporation, please sign
                                                                                          in full corporate name by
                                                                                          president or other
                                                                                          authorized officer. If a
                                                                                          partnership, please sign
                                                                                          partnership name by
                                                                                          authorized person. If a
                                                                                          joint account, please
                                                                                          provide both signatures.
